UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 1, 2010


                                 IMAGING3, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                     -------------------------------------
                 (State or other jurisdiction of incorporation)


       000-50099                                         95-4451059
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
            -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930
                                                           --------------

                                 NOT APPLICABLE
                       ---------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 7.   REGULATION FD....................................................1

                        Item 7.01 Regulation FD Disclosure....................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................1

SIGNATURES....................................................................2

SECTION 7. REGULATION FD
------------------------

         Item 7.01.   Regulation FD Disclosure.

         On November 1, 2010, the Company filed a report on Form 8-K in which the Company reported that it had received a letter from the United States Food and Drug Administration (the "FDA"), on October 25, 2010. The letter was actually received by the Company by facsimile on October 28, 2010.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
----------------------------------------------------------------

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None.









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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           IMAGING3, INC.
                               -----------------------------------------
                                            (Registrant)


Date:  November 17, 2010


                               /s/ Dean Janes, Chief Executive Officer
                               ------------------------------------------
                               Dean Janes, Chief Executive Officer

































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